UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
Form 8-K
_____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2024

ADVANSIX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-37774 (Commission File Number)	81-2525089 (I.R.S. Employer Identification No.)
300 Kimball Drive, Suite 101
Parsippany, New Jersey 07054
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 526-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASIX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Donald P. Newman as a Director of the Company

On August 19, 2024, the Board of Directors (the “Board”) of AdvanSix Inc. (the “Company”) appointed Donald P. Newman to the Board, effective immediately. Mr. Newman was also appointed to serve on the Audit Committee and the Health, Safety and Environmental Committee of the Board. Mr. Newman qualifies as independent under the listing standards of the New York Stock Exchange (“NYSE”) and the Company’s Corporate Governance Guidelines. The appointment of Mr. Newman increases the size of the Board to nine members with eight members qualifying as independent under the NYSE listing standards.

Mr. Newman has served as Executive Vice President, Finance and Chief Financial Officer of ATI Inc., a global producer of high-performance materials and solutions for the global aerospace and defense markets and critical applications in electronics, medical and specialty energy, since January 2022. Mr. Newman previously served as ATI’s Senior Vice President, Finance and Chief Financial Officer from January 2020 through December 2021. He joined ATI in January 2020, having served as Chief Financial Officer of Stelco Holdings, Inc., a Canadian-based steel company, from August 2017 through December 2019. Previously, Mr. Newman was Chief Financial Officer of Headwaters Incorporated, a construction materials and building products business, from December 2010 until it was acquired in May 2017. In previous roles, Mr. Newman served as Vice President – Controller and Interim Chief Financial Officer at Boart Longyear Limited and as Chief Accounting Officer at ACI Worldwide, Inc., and held leadership roles for over 12 years at NRG Energy, Inc.

There are no arrangements or understandings between Mr. Newman and any other persons in connection with his appointment. Mr. Newman does not have any family relationships with any executive officer or director of the Company, and is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Newman will receive compensation as a non-employee director in accordance with the non-employee director compensation practices described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 26, 2024.

ITEM 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated August 19, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2024

AdvanSix Inc.

By:	/s/ Achilles B. Kintiroglou
Name:	Achilles B. Kintiroglou
Title:	Senior Vice President, General Counsel and Corporate Secretary